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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 19, 1996


                          SOUTHWEST GAS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CALIFORNIA                  1-7850           88-0085720
  (State or other jurisdiction of    (Commission      (I.R.S. Employer
  incorporation or organization)     File Number)    Identification No.)

     5241 SPRING MOUNTAIN ROAD
       POST OFFICE BOX 98510
         LAS VEGAS, NEVADA                           89193-8510
(Address of principal executive offices)             (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 876-7237







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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

In January 1996, Southwest Gas Corporation (the Company) entered into an agreement to sell all of the outstanding common stock of its wholly owned subsidiary PriMerit Bank (PriMerit or the Bank) to Norwest Corporation. In April 1996, Norwest elected to structure the acquisition as a purchase of substantially all of the assets and liabilities of the Bank, rather than a stock purchase, pursuant to an option in the original agreement.

On July 19, 1996, the Company completed the sale of PriMerit. In accordance with the agreement, Norwest paid the Company $191 million in cash for substantially all of the assets and liabilities of PriMerit. The intended use of the net proceeds is to reduce outstanding long-term debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         Not applicable

(b)      PRO FORMA FINANCIAL INFORMATION.

The following unaudited pro forma consolidated financial statements are filed with this report:
         Pro Forma Consolidated Balance Sheet              Page F-1
         Pro Forma Consolidated Statements of Income       Page F-2

The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company as if the sale of the Bank had been consummated as of March 31, 1996. The Pro Forma Consolidated Statements of Income reflect the operations of the Company as if the sale of the Bank had been consummated at the beginning of the quarter ended March 31, 1996 and as if it had been consummated at the beginning of the year ended December 31, 1995.

The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the effects on the Company or the results of its operations had the proceeds from the sale of the Bank actually been received on such dates. It should be noted that the Company's financial statements will reflect the disposition only from July 19, 1996, the date of closing. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

The pro forma balance sheet reflects the receipt of $191 million, payment of additional income taxes of $16 million, and elimination of net Bank assets of $175 million. Net proceeds of $175 million ($191 million gross sales price less additional income taxes of $16 million) are distributed assuming such proceeds are utilized to pay previously accrued taxes and other costs associated with the sale of the Bank of $12 million and retire long-term debt ($120 million of current maturities and $43 million of other long-term debt at March 31, 1996).

The pro forma income statements reflect the estimated impact on interest expense as if approximately $163 million of debt had been retired at the beginning of each period by using the net proceeds from the sale of the Bank. The historical consolidated statements of income already reflect an allocation to the Bank for interest on debt associated with discontinued operations. The amount shown in the adjustments column for net interest deductions is net of that allocation. Income taxes are provided at a rate of 40 percent.

(c)      EXHIBITS

         No.    Description
         ---    -----------
         2.1    Agreement between Southwest Gas Corporation, The Southwest
                Companies, and PriMerit Bank, Federal Savings Bank, as sellers and Norwest Corporation as buyer, dated April 10, 1996, regarding the sale of assets and liabilities of PriMerit Bank.








                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SOUTHWEST GAS CORPORATION



Date: July 19, 1996                        /s/ Edward A. Janov
                            --------------------------------------------------
                                             Edward A. Janov
                            Vice President/Controller/Chief Accounting Officer

                             SOUTHWEST GAS CORPORATION AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                       (Thousands of dollars)
                                             (Unaudited)
                                                                     MARCH 31, 1996
                                                   --------------------------------------------------
                                                   HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                   -----------         -----------        -----------
                                             ASSETS
Utility plant
  Gas plant . . . . . . . . . . . . . . . . . .    $ 1,604,299         $        --        $ 1,604,299
  Less:  accumulated depreciation . . . . . . .       (476,960)                 --           (476,960)
  Acquisition adjustments . . . . . . . . . . .          6,189                  --              6,189
  Construction work in progress . . . . . . . .         25,888                  --             25,888
                                                   -----------         -----------        -----------
    Net utility plant . . . . . . . . . . . . .      1,159,416                  --          1,159,416
                                                   -----------         -----------        -----------
Current assets
  Cash and cash equivalents . . . . . . . . . .          5,932                  --              5,932
  Accounts receivable, net of allowances. . . .         43,446                  --             43,446
  Accrued utility revenue . . . . . . . . . . .         28,071                  --             28,071
  Deferred tax benefit. . . . . . . . . . . . .         17,022                  --             17,022
  Prepaids and other current assets . . . . . .         27,300                  --             27,300
  Net assets of discontinued operations . . . .        175,118            (175,000)               118
                                                   -----------         -----------        -----------
    Total current assets. . . . . . . . . . . .        296,889            (175,000)           121,889
                                                   -----------         -----------        -----------
Deferred charges and other assets . . . . . . .         76,912                  --             76,912
                                                   -----------         -----------        -----------
Total assets. . . . . . . . . . . . . . . . . .    $ 1,533,217         $  (175,000)       $ 1,358,217
                                                   ===========         ===========        ===========

                                    CAPITALIZATION AND LIABILITIES
Capitalization
  Common stock. . . . . . . . . . . . . . . . .    $    26,355         $        --        $    26,355
  Additional paid-in capital. . . . . . . . . .        316,720                  --            316,720
  Retained earnings . . . . . . . . . . . . . .         27,084                  --             27,084
                                                   -----------         -----------        -----------
    Total common equity . . . . . . . . . . . .        370,159                  --            370,159
  Company-obligated mandatorily redeemable
   preferred securities of Southwest Gas Capital I      60,000                  --             60,000
  Long-term debt, less current maturities . . .        612,666             (43,000)           569,666
                                                   -----------         -----------        -----------
    Total capitalization. . . . . . . . . . . .      1,042,825             (43,000)           999,825
                                                   -----------         ------------       -----------
Commitments and contingencies
Current liabilities
  Current maturities of long-term debt. . . . .        120,000            (120,000)                --
  Short-term debt . . . . . . . . . . . . . . .             --                  --                 --
  Accounts payable. . . . . . . . . . . . . . .         49,294                  --             49,294
  Accrued taxes . . . . . . . . . . . . . . . .         45,866                  --             45,866
  Deferred purchased gas costs. . . . . . . . .         34,900                  --             34,900
  Other current liabilities . . . . . . . . . .         59,668             (12,000)            47,668
                                                   -----------         -----------        -----------
    Total current liabilities . . . . . . . . .        309,728            (132,000)           177,728
                                                   -----------         -----------        -----------
Deferred income taxes and other credits
  Deferred income taxes and investment tax credits     140,044                  --            140,044
  Other deferred credits. . . . . . . . . . . .         40,620                  --             40,620
                                                   -----------         -----------        -----------
    Total deferred income taxes and other credits      180,664                  --            180,664
                                                   -----------         -----------        -----------
Total capitalization and liabilities. . . . . .    $ 1,533,217         $  (175,000)       $ 1,358,217
                                                   ===========         ===========        ===========


                             SOUTHWEST GAS CORPORATION AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                              (In thousands, except per share amounts)
                                           (Unaudited)
                                                               QUARTER ENDED MARCH 31, 1996
                                                   --------------------------------------------------
                                                   HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                   -----------         -----------        -----------

Gas operating revenues. . . . . . . . . . . . .    $   188,352         $        --        $   188,352
Net cost of gas . . . . . . . . . . . . . . . .         78,469                  --             78,469
                                                   -----------         -----------        -----------
  Operating margin. . . . . . . . . . . . . . .        109,883                  --            109,883
                                                   -----------         -----------        -----------
Operating expenses: . . . . . . . . . . . . . .
  Operations and maintenance. . . . . . . . . .         47,211                  --             47,211
  Depreciation and amortization . . . . . . . .         16,539                  --             16,539
  Taxes other than income taxes . . . . . . . .          7,594                  --              7,594
                                                   -----------         -----------        -----------
    Total operating expenses. . . . . . . . . .         71,344                  --             71,344
                                                   -----------         -----------        -----------
Operating income. . . . . . . . . . . . . . . .         38,539                  --             38,539
                                                   -----------         -----------        -----------

Other income and (expenses):
   Net interest deductions. . . . . . . . . . .        (12,953)              1,000 (1)        (11,953)
   Preferred securities distributions . . . . .         (1,369)                 --             (1,369)
   Other income (deductions), net . . . . . . .             79                  --                 79
                                                   -----------         -----------        -----------
     Total other income and (expenses). . . . .        (14,243)              1,000            (13,243)
                                                   -----------         -----------        -----------
Income from continuing operations before
  income taxes. . . . . . . . . . . . . . . . .         24,296               1,000             25,296
Income tax expense. . . . . . . . . . . . . . .          9,437                 400 (2)          9,837
                                                   -----------         -----------        -----------
Income from continuing operations . . . . . . .    $    14,859         $       600        $    15,459
                                                   ===========         ===========        ===========
Earnings per share from continuing operations .    $      0.60         $      0.03        $      0.63
                                                   ===========         ===========        ===========
Average number of common shares outstanding . .         24,604              24,604             24,604
                                                   ===========         ===========        ===========

(1) Reflects the impact of a reduction in average debt outstanding during the quarter of approximately $163 million, offset by interest costs previously accrued for discontinued operations.

(2)  Income tax effect, at 40 percent, of the pro forma adjustments.



                             SOUTHWEST GAS CORPORATION AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                              (In thousands, except per share amounts)
                                           (Unaudited)
                                                               YEAR ENDED DECEMBER 31, 1995
                                                   --------------------------------------------------
                                                   HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                   -----------         -----------        -----------

Gas operating revenues. . . . . . . . . . . . .    $   563,502         $        --        $   563,502
Net cost of gas . . . . . . . . . . . . . . . .        227,456                  --            227,456
                                                   -----------         -----------        -----------
  Operating margin. . . . . . . . . . . . . . .        336,046                  --            336,046
                                                   -----------         -----------        -----------
Operating expenses:
  Operations and maintenance. . . . . . . . . .        187,969                  --            187,969
  Depreciation and amortization . . . . . . . .         62,492                  --             62,492
  Taxes other than income taxes . . . . . . . .         27,173                  --             27,173
                                                   -----------         -----------        -----------
   Total operating expenses . . . . . . . . . .        277,634                  --            277,634
                                                   -----------         -----------        -----------
Operating income. . . . . . . . . . . . . . . .         58,412                  --             58,412
                                                   -----------         -----------        -----------

Other income and (expenses):
  Net interest deductions . . . . . . . . . . .        (53,354)              4,000 (1)        (49,354)
  Preferred securities distributions. . . . . .           (913)                 --               (913)
  Other income (deductions), net. . . . . . . .           (652)                 --               (652)
                                                   -----------         -----------        -----------
   Total other income and (expenses). . . . . .        (54,919)              4,000            (50,919)
                                                   -----------         -----------        -----------
Income from continuing operations before
  income taxes. . . . . . . . . . . . . . . . .          3,493               4,000              7,493
Income tax expense. . . . . . . . . . . . . . .            839               1,600 (2)          2,439
                                                   -----------         -----------        -----------
Income from continuing operations . . . . . . .    $     2,654         $     2,400        $     5,054
                                                   ===========         ===========        ===========
Preferred stock dividend requirements . . . . .    $       307         $        --        $       307
                                                   ===========         ===========        ===========
Earnings per share from continuing operations .    $      0.10         $      0.10        $      0.20
                                                   ===========         ===========        ===========

Average number of common shares outstanding . .         23,167              23,167             23,167
                                                   ===========         ===========        ===========

(1) Reflects the impact of a reduction in average debt outstanding during the year of approximately $163 million, offset by interest costs previously previously allocated to discontinued operations.

(2)  Income tax effect, at 40 percent, of the pro forma adjustments.
